Exhibit 10.1

Amendment No. 0003 l 748SLA-B

AMENDMENT TO CREDIT AGREEMENT

THIS   AMENDMENT   is   entered  into as of SEP 24 2018 , between LINCOLNWAY ENERGY, LLC Nevada, Iowa, a limited liability  company  (the "Borrower"), and FARM CREDIT SERVICES OF AMERICA, FLCA  and  FARM  CREDIT SERVICES OF AMERICA, PCA (collectively, "Lender"), a federally-chartered instrumentality of the United States. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

RECITALS

The Borrower and Lender are parties to Credit Agreement Number 00031748SLA dated as of July 3, 2017 (such agreement, as may be amended, hereinafter referred to as the "Agreement"). The Borrower and Lender now desire to amend the Agreement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows:

1.           Article 7 of the Agreement will be amended by adding Subsection 7.3 as follows:

ARTICLE 7     Financial Covenants.  Unless otherwise agreed to in writing by Agent, while this Agreement is in effect:

7.3      Debt Service Coverage Ratio.  The Borrower  will have at the end of each fiscal  year of the Borrower a Debt Service Coverage Ratio (as defined below) for such year of not less than the amount shown next to such period set forth below.   For  purposes hereof, "Debt Service Coverage Ratio" means: (a) net income (after taxes), plus depreciation and amortization, minus non-cash investment income (plus loss),   minus   extraordinary   gains  (plus   losses),   minus   gain  (plus   loss)  on   asset  sale;  divided by (b) $3,600,000.00 (all as determined in accordance with the Accounting Standards).

Period	Debt Service Coverage Ratio

fiscal year end 2018	1.50 to 1.00
fiscal year end 2019 and each fiscal year thereafter	1.70 to 1.00

2.          Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

3.         This Amendment may be executed in counterparts, each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment.

SIGNATURE PAGE FOLLOWS

LINCOLNWAY ENERGY, LLC
Nevada, Iowa
Amendment No. 0003l748SLA-A of Agreement No. 00031748SLA

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

LINCOLNWAY ENERGY, LLC

By:	/s/ Kristine A. Strum

Name:	Kristine A. Strum

Title:	Director of Finance

LINCOLNWAY ENERGY, LLC
Nevada, Iowa
Amendment No. 0003l748SLA-A of Agreement No. 0003l748SLA

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

FARM CREDIT SERVICES OF AMERICA, FLCA

By:	/s/ Andrew D. McKay

Name:	Andrew D. McKay

Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Andrew D. McKay

Name:	Andrew D. McKay

Title:	Vice President

Lincolnway Energy, LLC (00031748)
Nevada, Iowa
Compliance Certificate

As of Month Ended_______________________________

This Certificate is delivered pursuant to the Credit Agreement dated July 3, 2017 (as amended, restated, or otherwise modified from time to time, the "Agreement), between Lincolnway Energy, LLC (hereinafter referred to as the "Company") and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (hereinafter referred to as "Lead Lender"). Terms used In this certificate have the meanings given to them In the Agreement.

Working Capital

Covenanted Working Capital required to be no less than $10,000,000 at all times

A GAAP Current Assets
B plus: Unadvanced Portion of Term Revolver
C Adjusted Current Assets	$0

D GAAP Current Liabilities
E plus: Current Portion of Term Revolver
F Adjusted Current Liabilities	$0

GAAP Working Capital (A-D) -->	$0

Compliance (Yes/ No)	Covenanted Working Capital (C-F) -->	$0

Net Worth

Net Worth required to be no less than $35,000,000 at all times

Compliance (Yes/ No)	NetWorth-->

Debt Service Coverage (Fiscal Year End Only Beginning 9/30/19)

Debt Service Coverage ratio required to be no less than 1.70 to 1.00

Net Income (after tax)
plus: Depreciation & Amortization
less: Noncash Investment Income (plus Loss)
less: Extraordinary Gain (plus Loss)
less: Gain (plus Loss) on Asset Sale
Available Cash	$0

divided by: $3,600,000	$3,600,000

Compliance (Yes/No)	DSC Ratio-->	0.00

PRINCIPAL FINANCIAL OFFICER's CERTIFICATION

The undersigned has reviewed the financial statements pertaining to the above calculcuations, and based on this review, certify to the best of my knowledge the financial statements as accurate and complete for the period reflected. The undersigned also hereby certifies that the foregoing is a correct statement of financial condition and compliance as of the month end stated above, and that during such month, there existed at no time any condition or event which constituted an event of default or which, after notice or lapse of time or both, would constitute an event of default In the performance of any covenants contained in the Agreement.

By:	Title:	Date: